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                                                            Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB into the Company's previously filed Form S-8.

                                         /s/ Arthur Anderson LLP

                                             ARTHUR ANDERSON LLP


June 12, 1998